UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006

INDEX OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-0815369
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Address of principal executive offices)

(Registrant's telephone number, including area code) (713) 683-0800

Thai One On, Inc.
(Former name or former address, if changed since last report)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Index Oil & Gas, Inc. (“Index”) reported on Thursday, April 13, 2006 through a press release, a copy of which is attached here to as Exhibit 99.1, an update on the progress of  Company’s drilling programs for its Kansas-Seward project and status of the Kansas-Barton County exploration project.

Index holds a 5% working interest in oil and gas leases in its Kansas-Seward project, through an Area of Mutual Interest (“AMI”) initially covering approximately 8,500 acres located in Stafford County, Kansas. The current retained AMI area is approximately 3871 acres. The project areas within the Kansas-Seward project are named Seward North, Globe and Seward Townsite (collectively “Seward”).

Index is also participating in a 5 well drilling program which commenced in mid January of 2006. The first 4 wells in this 5 well program, Schilling #1-32, Marvin Drach #2-2, Neeland #1-32 and Witt #1-14 have been successfully drilled (collectively the “Wells”). The company expects production output out of these wells, with production having already commenced from the Schilling #1-32 well. The operator engaged in the drilling of these Wells is currently drilling the final well in this series, Conner-Jackson #1-29. Subject to the success of Conner-Jackson #1-29, this drilling program will increase the number of producing Seward wells from 14 to 19.

In addition, as reported in the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on March 15, 2006, Index has also acquired a working interest in an exploration project to the north of Seward projects in Barton County, Kansas. The 5% working interest in the Barton County project is in an AMI of some 4879 acres. The operator engaged in the exploration and drilling of this project, has recently acquired, through a geophysical contractor, approximately 6.6 square miles of new 3 Dimensional (“3D”) seismic data. This is currently being processed prior to evaluation.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Exhibit
Number	Description
99.1	Copy of the press release issued by the Company on April 13, 2006. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Index Oil & Gas Inc.

Date: April 13, 2006	By:	/s/ Lyndon West
Name: Lyndon West
Title: Chief Executive Officer